Tradr 1X Short Innovation Daily ETF

SCHEDULE OF INVESTMENTS

As of June 30, 2026 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$42,808,828
TOTAL NET ASSETS — 100.0%	$42,808,828

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Clear Street	ARK Innovation ETF	Pay	1.13% (OBFR01* - 250bps)	At Maturity	2/10/2027	$(1,623,819)	$-	$(1,154,529)
Goldman Sachs	ARK Innovation ETF	Pay	0.73% (OBFR01* - 290bps)	At Maturity	6/8/2027	(403,373)	-	5,983
TD Cowen	ARK Innovation ETF	Pay	-1.37% (OBFR01* - 500bps)	At Maturity	6/2/2027	(2,842,353)	-	298,917
Wells Fargo	ARK Innovation ETF	Pay	1.13% (OBFR01* - 250bps)	At Maturity	3/1/2027	(35,843,578)	-	(2,336,884)
TOTAL EQUITY SWAP CONTRACTS								$(3,186,513)

*	OBFR01 - Overnight Bank Funding Rate, 3.63% as of June 30, 2026.